UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 14, 2021
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

11445 COMPAQ CENTER WEST DRIVE	HOUSTON	TX	77070
(Address of principal executive offices)			(Zip code)

(650)	687-5817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

    On April 14, 2021, Hewlett Packard Enterprise Company (the "Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders voted on five proposals and cast their votes as described below.  The proposals are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 25, 2021.

Proposal 1
    The Company’s stockholders elected 12 individuals to the Company's Board of Directors (“Board of Directors”) for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel Ammann	991,932,591	3,127,886	2,033,801	142,186,454
Pamela L. Carter	983,461,096	11,725,975	1,907,207	142,186,454
Jean M. Hobby	990,536,693	4,617,025	1,940,560	142,186,454
George R. Kurtz	991,953,409	3,088,256	2,052,613	142,186,454
Raymond J. Lane	835,576,576	159,355,398	2,162,304	142,186,454
Ann M. Livermore	919,082,896	75,833,277	2,178,105	142,186,454
Antonio F. Neri	986,650,468	8,477,909	1,965,901	142,186,454
Charles H. Noski	991,675,197	3,341,064	2,078,017	142,186,454
Raymond E. Ozzie	991,740,058	3,303,678	2,050,542	142,186,454
Gary M. Reiner	977,617,666	17,428,747	2,047,865	142,186,454
Patricia F. Russo	944,030,770	51,175,116	1,888,392	142,186,454
Mary Agnes Wilderotter	888,141,825	107,001,969	1,950,484	142,186,454

Proposal 2
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,133,002,803	3,445,614	2,832,315	0

Proposal 3
The Company’s stockholders cast their votes to approve the Hewlett Packard Enterprise Company 2021 Stock Incentive Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
968,827,363	26,415,764	1,851,151	142,186,454

Proposal 4
The Company’s stockholders cast their votes with respect to the advisory vote to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
944,393,656	49,381,478	3,319,144	142,186,454

Proposal 5
The Company’s stockholders cast their votes for 1 year with respect to the advisory vote on the frequency of future advisory votes on executive compensation, as set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
969,591,515	1,209,984	23,713,797	2,578,982	142,186,454

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: April 15, 2021	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Corporate Secretary